Exhibit 10.9

FALCON 900EX  N730LM

AIRCRAFT TIME SHARING AGREEMENT

This Aircraft Time Sharing Agreement (“Agreement”) is entered into as of the 6th day of November, 2015 (“Effective Date”), by and between Liberty Media Corporation, with an address of 12300 Liberty Boulevard,  Englewood,  Colorado 80112 (“Lessor”), and Liberty TripAdvisor Holdings, Inc., with an address of 12300 Liberty Boulevard,  Englewood,  Colorado 80112 (“Lessee”).

RECITALS

WHEREAS, Lessor is the owner of that certain Dassault Falcon 900EX aircraft, bearing manufacturer’s serial number 101, currently registered with the Federal Aviation Administration (“FAA”) as N730LM (the “Aircraft”);

WHEREAS, Lessor employs a fully qualified flight crew to operate the Aircraft;

WHEREAS, Lessor desires to lease the Aircraft to Lessee and to provide a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis, as defined in Section 91.501(c)(1) of the Federal Aviation Regulations (“FAR”); and

WHEREAS, the use of the Aircraft by Lessee shall at all times be pursuant to and in full compliance with the requirements of FAR Sections 91.501(b)(6), 91.501(c)(1) and 91.501(d).

NOW, THEREFORE, in consideration of the mutual promises and considerations contained in this Agreement, the parties agree as follows:

1. Lessor agrees to lease the Aircraft to Lessee on a periodic, non-exclusive basis, and to provide a fully qualified flight crew for all operations, pursuant and subject to the provisions of FAR Section 91.501(c)(1) and the terms of this Agreement.  The parties expressly acknowledge and agree that, regardless of any employment, contractual or other relationship of any kind or nature, at all times that the Aircraft is operated under this Agreement, Lessor, as the party furnishing the Aircraft and flight crew and exercising complete control over all phases of aircraft operation, shall be deemed to have operational control of the Aircraft as such term is defined in 14 C.F.R. Section 1.1.    This Agreement will commence on the Effective Date and continue until the first anniversary of the Effective Date.  Thereafter, this Agreement shall be automatically renewed on a month-to-month basis, unless sooner terminated by either party as hereinafter provided.  Either party may at any time terminate this Agreement (including during the initial term) upon 30 days’ prior written notice to the other party.

2. Lessee shall pay Lessor for each flight conducted under this Agreement an amount equal to those charges specifically permitted by FAR Section 91.501(d) and in no event an amount in excess of such charges (the “Time Sharing Charge”), which are as follows:

(a)Fuel, oil, lubricants, and other additives;

(b)Travel expenses of the crew, including food, lodging and ground transportation;

(c)Hangar and tie down costs away from the Aircraft's base of operation;

(d)Insurance obtained for the specific flight;

(e)Landing fees, airport taxes and similar assessments;

(f)Customs, foreign permit, and similar fees directly related to the flight;

(g)In-flight food and beverages;

(h)Passenger ground transportation;

(i)Flight planning and weather contract services; and

(j)An additional charge equal to 100% of the expenses listed in subparagraph (a) of this paragraph.

3. Lessor will pay all expenses related to the operation of the Aircraft when incurred, and will bill Lessee on a monthly basis as soon as practicable after the last day of each calendar month for the Time Sharing Charge for any and all flights for the account of Lessee pursuant to this Agreement during the preceding month.  Lessee shall pay Lessor for all flights for the account of Lessee pursuant to this Agreement within 30 days of receipt of the invoice therefor.  If requested by Lessee, Lessor will provide Lessee with a detailed accounting of the expenses composing the Time Sharing Charge for each flight for the account of Lessee pursuant to this Agreement.  Without limiting the foregoing, amounts payable by Lessee to Lessor under this Agreement may include any federal excise tax that may be imposed under Internal Revenue Code Section 4261 or any similar excise taxes, if any.

4. Lessee will provide Lessor with requests for flight time and proposed flight schedules as far in advance of any given flight as possible, and in any case, at least 24 hours in advance of Lessee’s planned departure unless Lessor otherwise agrees.  Requests for flight time shall be in a form, whether written or oral, mutually convenient to, and agreed upon by the parties.  In addition to the proposed schedules and flight times, Lessee shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by Lessor or Lessor’s flight crew:

(a)	proposed departure point;
(b)	destinations;
(c)	date and time of flight;
(d)	the number of anticipated passengers;
(e)	the identity of each anticipated passenger;
(f)	the nature and extent of luggage and/or cargo to be carried;
(g)	the date and time of return flight, if any; and
(h)	any other information concerning the proposed flight that may be pertinent or required by Lessor or Lessor’s flight crew.

5. Lessor shall have sole and exclusive authority over the scheduling of the Aircraft, including any limitations on the number of passengers on any flight; provided, however, that Lessor will use commercially reasonable efforts to accommodate Lessee’s needs and to avoid conflicts in scheduling.

6. As between Lessor and Lessee, Lessor shall be solely responsible for securing maintenance, preventive maintenance and required or otherwise necessary inspections on the Aircraft, and shall take such requirements into account in scheduling the Aircraft.  No period of maintenance, preventative maintenance or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft, unless said maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot in command.  The pilot in command shall have final and complete authority to cancel any flight for any reason or condition that in his judgment would compromise the safety of the flight.

7. Lessor shall employ, pay for and provide to Lessee a qualified flight crew for each flight undertaken under this Agreement.

8. In accordance with applicable FARs, the qualified flight crew provided by Lessor will exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder.  Lessee specifically agrees that the flight crew, in its sole discretion, may terminate any flight, refuse to commence any flight or take other action which in the considered judgment of the pilot in command is necessitated by considerations of safety.  No such action of the pilot in command shall create or support any liability for loss, injury, damage or delay to Lessee or any other person.  The parties further agree that Lessor shall not be liable for delay or failure to furnish the Aircraft and crew pursuant to this Agreement when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God or any other event or circumstance beyond the reasonable control of Lessor.

9. (a)      At all times during the term of this Agreement, Lessor shall cause to be carried and maintained, at Lessor’s cost and expense, physical damage insurance with respect to the Aircraft, third party aircraft liability insurance, passenger legal liability insurance, property damage liability insurance, and medical expense insurance in such amounts and on such terms and conditions as Lessor shall determine in its sole discretion.  Lessor shall also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss.

(b)      Any policies of insurance carried in accordance with this Agreement:  (i) shall name Lessee as an additional insured; (ii) shall contain a waiver by the underwriter thereof of any right of subrogation against Lessee; and (iii) shall require the insurers to provide at least 30 days’ prior written notice (or at least seven days’ in the case of any war-risk insurance) to Lessee if the insurers cancel insurance for any reason whatsoever; provided, however, that the insurers shall provide at least ten days’ prior written notice if the same is allowed to lapse for non-payment of premium.  Each liability policy shall be primary without right of contribution from any other insurance that is carried by Lessee or Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

(c)      Lessor shall obtain the approval of this Agreement by the insurance carrier for each policy of insurance on the Aircraft.  If requested by Lessee, Lessor shall arrange for a Certificate of Insurance evidencing the insurance coverage with respect to the Aircraft carried and maintained by Lessor to be given by its insurance carriers to Lessee or will provide Lessee with a copy of such insurance policies.  Lessor will give Lessee reasonable advance notice of any material modifications to insurance coverage relating to the Aircraft.

10.      (a)      Lessee agrees that the proceeds of insurance will be Lessee’s sole recourse against Lessor with respect to any claims that Lessee may have under this Agreement, except in the event of gross negligence or willful misconduct by Lessor.

(b)     THE PROVISIONS OF THIS SECTION 10 SHALL SURVIVE INDEFINITELY THE TERMINATION OR EXPIRATION OF THE AGREEMENT.

11.Lessee warrants that:

(a) It will not use the Aircraft for the purpose of providing transportation of passengers or cargo in air commerce for compensation or hire, for any illegal purpose, or in violation of any insurance policies with respect to the Aircraft;

(b) It will refrain from incurring any mechanics, international interest, prospective international interest or other lien and shall not attempt to convey, mortgage, assign, lease or grant or obtain an international interest or prospective international interest or in any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; and

(c) It will comply with all applicable laws, governmental and airport orders, rules and regulations, as shall from time to time be in effect relating in any way to the operation and use of the Aircraft under this Agreement.

12.For purposes of this Agreement, the permanent base of operation of the Aircraft shall be Centennial Airport, Englewood, Colorado.

13.A copy of this Agreement shall be carried in the Aircraft and available for review upon the request of the Federal Aviation Administration on all flights conducted pursuant to this Agreement.

14.Lessee shall not assign this Agreement or its interest herein to any other person or entity without the prior written consent of Lessor, which may be granted or denied in Lessor’s sole discretion.  Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, representatives, successors and assigns, and does not confer any rights on any other person.

15.This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any prior understandings and agreements between the parties respecting such subject matter, including the Aircraft Time Sharing Agreement for the Aircraft between Lessor and Lessee dated as of August 27, 2014, which the parties acknowledge is being terminated as of the Effective Date by execution of this Agreement.  This Agreement may be amended or supplemented and any provision hereof waived only by a written instrument signed by all parties.  The failure or delay on the part of any party to insist on strict performance of any of the terms and conditions of this Agreement or to exercise any rights or remedies hereunder shall not constitute a waiver of any such provisions, rights or remedies.

This Agreement may be executed in counterparts, which shall, singly or in the aggregate, constitute a fully executed and binding Agreement.  Words of gender used in this Agreement may be read as masculine, feminine or neuter as required by the context.  Words of number may be read as singular or plural, as required by the context.  The word “include” and derivatives of that word are used in this Agreement in an illustrative sense rather than a limiting sense.  The word “or” is not exclusive and shall be interpreted as meaning “and/or.”  The words “shall” and “will” are used interchangeably and are intended to have the same meaning.  Where applicable, this Agreement may be referred to as “this Lease.”

16.Except as otherwise set forth in Section 4, all communications and notices  provided for herein shall be in writing and shall become effective when delivered by facsimile transmission or by personal delivery, Federal Express or other overnight courier or four days following deposit in the United States mail, with correct postage for first-class mail prepaid, addressed to Lessor or Lessee at their respective addresses set forth above, or else as otherwise directed by the other party from time to time in writing.

17.If any one or more provisions of this Agreement shall be held invalid, illegal or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provisions shall be replaced by a mutually acceptable provision, which, being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.  To the extent permitted by applicable law, the parties hereby waive any provision of law, that renders any provision of this Agreement prohibited or unenforceable in any respect.

18.This Agreement is entered into under, and is to be construed in accordance with, the laws of the State of Colorado, without reference to conflicts of laws.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

19.TRUTH IN LEASING STATEMENT UNDER FAR SECTION 91.23

THE AIRCRAFT, A DASSAULT FALCON 900EX, MANUFACTURER’S SERIAL NO. 101, CURRENTLY REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS N730LM, HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS LEASE.

THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE.  DURING THE DURATION OF THIS LEASE, LIBERTY MEDIA CORPORATION, 12300 LIBERTY BOULEVARD,  ENGLEWOOD,  COLORADO 80112 IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE.

AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS” ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE.

LIBERTY MEDIA CORPORATION, LOCATED AT 12300 LIBERTY BOULEVARD, ENGLEWOOD, COLORADO 80112, THROUGH ITS UNDERSIGNED AUTHORIZED SIGNATORY BELOW, CERTIFIES THAT LESSOR IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

LESSOR LESSEE

LIBERTY MEDIA CORPORATIONLIBERTY TRIPADVISOR HOLDINGS, INC.

By: /s/ Craig TroyerBy: /s/ Craig Troyer

Name:Craig TroyerName:  Craig Troyer

Title:Vice PresidentTitle:    Vice President

INSTRUCTIONS FOR COMPLIANCE WITH “TRUTH IN LEASING” REQUIREMENTS

1.

Mail a copy of the lease to the following address via certified mail, return receipt requested, immediately upon execution of the lease (14 C.F.R. 91.23 requires that the copy be sent within 24 hours after it is signed):

Federal Aviation Administration

Aircraft Registration Branch

ATTN:  Technical Section

P.O. Box 25724

Oklahoma City, Oklahoma  73125

2.	Telephone the nearest Flight Standards District Office at least 48 hours prior to the first flight under this lease.
3.	Carry a copy of the lease in the aircraft at all times.

FALCON 900EX N740LM

AIRCRAFT TIME SHARING AGREEMENT

This Aircraft Time Sharing Agreement (“Agreement”) is effective as of the 6th day of November, 2015 (“Effective Date”), by and between Liberty Media Corporation, with an address of 12300 Liberty Boulevard,  Englewood,  Colorado 80112 (“Lessee”), and Liberty TripAdvisor Holdings, Inc., with an address of 12300 Liberty Boulevard,  Englewood,  Colorado 80112 (“Sublessee”).

RECITALS

WHEREAS, Kala Acquisitions, LLC (“Kala”) is the owner of that certain Dassault Falcon 900EX aircraft, bearing manufacturer’s serial number 74 (the “Aircraft”), currently registered with the Federal Aviation Administration (“FAA”) as N740LM;

WHERE, Kala leased the Aircraft to Lessee pursuant to an Aircraft Dry Lease Agreement dated November 6, 2015 (the “Primary Lease”);

WHEREAS, Sublessee is aware of the Primary Lease and acknowledges that this Agreement is subject to the terms and conditions of the Primary Lease;

WHEREAS, Lessee is the operator of the Aircraft;

WHEREAS, Lessee employs a fully qualified flight crew to operate the Aircraft;

WHEREAS, Lessee desires to sublease the Aircraft to Sublessee and to provide a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis, as defined in Section 91.501(c)(1) of the Federal Aviation Regulations (“FAR”); and

WHEREAS, the use of the Aircraft by Sublessee shall at all times be pursuant to and in full compliance with the requirements of FAR Sections 91.501(b)(6), 91.501(c)(1) and 91.501(d).

NOW, THEREFORE, in consideration of the mutual promises and considerations contained in this Agreement, the parties agree as follows:

1.Lessee agrees to sublease the Aircraft to Sublessee on a periodic, non-exclusive basis, and to provide a fully qualified flight crew for all operations, pursuant and subject to the provisions of FAR Section 91.501(c)(1) and the terms of this Agreement.  The parties expressly acknowledge and agree that, regardless of any employment, contractual or other relationship of any kind or nature, at all times that the Aircraft is operated under this Agreement, Lessee, as the party furnishing the Aircraft and flight crew and exercising complete control over all phases of aircraft operation, shall be deemed to have operational control of the Aircraft as such term is defined in 14 C.F.R. Section 1.1.    This Agreement will commence on the Effective Date and continue until the Primary Lease between Kala and Lessee terminates, and this Agreement will be subject to all of the terms and conditions of the Primary Lease until the Primary Lease terminates.  Either party may at any time terminate this Agreement (including during the initial term) upon 30 days’ prior written notice to the other party.

2.Sublessee shall pay Lessee for each flight conducted under this Agreement an amount equal to those charges specifically permitted by FAR Section 91.501(d) and in no event an amount in excess of such charges (the “Time Sharing Charge”), which are as follows:

(a)Fuel, oil, lubricants, and other additives;

(b)Travel expenses of the crew, including food, lodging and ground transportation;

(c)Hangar and tie down costs away from the Aircraft's base of operation;

(d)Insurance obtained for the specific flight;

(e)Landing fees, airport taxes and similar assessments;

(f)Customs, foreign permit, and similar fees directly related to the flight;

(g)In-flight food and beverages;

(h)Passenger ground transportation;

(i)Flight planning and weather contract services; and

(j)An additional charge equal to 100% of the expenses listed in subparagraph (a) of this paragraph.

3.Lessee will pay all expenses related to the operation of the Aircraft when incurred, and will bill Sublessee on a monthly basis as soon as practicable after the last day of each calendar month for the Time Sharing Charge for any and all flights for the account of Sublessee pursuant to this Agreement during the preceding month.  Sublessee shall pay Lessee for all flights for the account of Sublessee pursuant to this Agreement within 30 days of receipt of the invoice therefor.  If requested by Sublessee, Lessee will provide Sublessee with a detailed accounting of the expenses composing the Time Sharing Charge for each flight for the account of Sublessee pursuant to this Agreement.  Without limiting the foregoing, amounts payable by Sublessee to Lessee under this Agreement may include any federal excise tax that may be imposed under Internal Revenue Code Section 4261 or any similar excise taxes, if any.

4.Sublessee will provide Lessee with requests for flight time and proposed flight schedules as far in advance of any given flight as possible, and in any case, at least 24 hours in advance of Sublessee’s planned departure unless Lessee otherwise agrees.  Requests for flight time shall be in a form, whether written or oral, mutually convenient to, and agreed upon by the parties.  In addition to the proposed schedules and flight times, Sublessee shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by Lessee or Lessee’s flight crew:

(a)	proposed departure point;
(b)	destinations;
(c)	date and time of flight;
(d)	the number of anticipated passengers;
(e)	the identity of each anticipated passenger;
(f)	the nature and extent of luggage and/or cargo to be carried;
(g)	the date and time of return flight, if any; and

(h)	any other information concerning the proposed flight that may be pertinent or required by Lessee or Lessee’s flight crew.

5.Lessee shall have sole and exclusive authority over the scheduling of the Aircraft, including any limitations on the number of passengers on any flight; provided, however, that Lessee will use commercially reasonable efforts to accommodate Sublessee’s needs and to avoid conflicts in scheduling.

6.As between Lessee and Sublessee, Lessee shall be solely responsible for securing maintenance, preventive maintenance and required or otherwise necessary inspections on the Aircraft, and shall take such requirements into account in scheduling the Aircraft.  No period of maintenance, preventative maintenance or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft, unless said maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot in command.  The pilot in command shall have final and complete authority to cancel any flight for any reason or condition that in his judgment would compromise the safety of the flight.

7.Lessee shall employ, pay for and provide to Sublessee a qualified flight crew for each flight undertaken under this Agreement.

8.In accordance with applicable FARs, the qualified flight crew provided by Lessee will exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder.  Sublessee specifically agrees that the flight crew, in its sole discretion, may terminate any flight, refuse to commence any flight or take other action which in the considered judgment of the pilot in command is necessitated by considerations of safety.  No such action of the pilot in command shall create or support any liability for loss, injury, damage or delay to Sublessee or any other person.  The parties further agree that Lessee shall not be liable for delay or failure to furnish the Aircraft and crew pursuant to this Agreement when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God or any other event or circumstance beyond the reasonable control of Lessee.

9.(a)      At all times during the term of this Agreement, Lessee shall cause to be carried and maintained, at Lessee’s cost and expense, physical damage insurance with respect to the Aircraft, third party aircraft liability insurance, passenger legal liability insurance, property damage liability insurance, and medical expense insurance in such amounts and on such terms and conditions as Lessee shall determine in its sole discretion.  Lessee shall also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss.

(b)      Any policies of insurance carried in accordance with this Agreement:  (i) shall name Sublessee as an additional insured; (ii) shall contain a waiver by the underwriter thereof of any right of subrogation against Sublessee; and (iii) shall require the insurers to provide at least 30 days’ prior written notice (or at least seven days’ in the case of any war-risk insurance) to Sublessee if the insurers cancel insurance for any reason whatsoever; provided, however, that the insurers shall provide at least ten days’ prior written notice if the same is allowed to lapse for non-payment of premium.  Each liability policy shall be primary without right of contribution from any other insurance that is carried by Sublessee or Lessee and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

(c)      Lessee shall obtain the approval of this Agreement by the insurance carrier for each policy of insurance on the Aircraft.  If requested by Sublessee, Lessee shall arrange for a Certificate of Insurance evidencing the insurance coverage with respect to the Aircraft carried and maintained by Lessee to be given by its insurance carriers to Sublessee or will provide Sublessee with a copy of such insurance policies.  Lessee will give Sublessee reasonable advance notice of any material modifications to insurance coverage relating to the Aircraft.

10.      (a)      Sublessee agrees that the proceeds of insurance will be Sublessee’s sole recourse against Lessee with respect to any claims that Sublessee may have under this Agreement, except in the event of gross negligence or willful misconduct by Lessee.

(b)  THE PROVISIONS OF THIS SECTION 10 SHALL SURVIVE INDEFINITELY THE TERMINATION OR EXPIRATION OF THE AGREEMENT.

11.      Sublessee warrants that:

(a)It will not use the Aircraft for the purpose of providing transportation of passengers or cargo in air commerce for compensation or hire, for any illegal purpose, or in violation of any insurance policies with respect to the Aircraft;

(b)It will refrain from incurring any mechanics, international interest, prospective international interest or other lien and shall not attempt to convey, mortgage, assign, lease or grant or obtain an international interest or prospective international interest or in any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; and

(c)It will comply with all applicable laws, governmental and airport orders, rules and regulations, as shall from time to time be in effect relating in any way to the operation and use of the Aircraft under this Agreement.

12.      For purposes of this Agreement, the permanent base of operation of the Aircraft shall be Centennial Airport, Englewood, Colorado.

13.      A copy of this Agreement shall be carried in the Aircraft and available for review upon the request of the Federal Aviation Administration on all flights conducted pursuant to this Agreement.

14.      Sublessee shall not assign this Agreement or its interest herein to any other person or entity without the prior written consent of Lessee, which may be granted or denied in Lessee’s sole discretion.  Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, representatives, successors and assigns, and does not confer any rights on any other person.

15.      This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any prior understandings and agreements between the parties respecting such subject matter, including the Aircraft Time Sharing Agreement for the Aircraft effective as of August 27, 2014, between Liberty Media Corporation, the prior owner of the Aircraft, and Sublessee, which the parties acknowledge is being terminated as of the Effective Date by execution of this Agreement.  This Agreement may be amended or supplemented and any provision hereof waived only by a written instrument signed by all parties.  The failure or delay on the part of any party to insist on strict performance of any of the terms and conditions of this Agreement or to exercise any rights or remedies hereunder shall not constitute a waiver of any such provisions, rights or remedies.  This Agreement may be executed in counterparts, which shall, singly or in the aggregate, constitute a fully executed and binding Agreement.  Words of gender used in this Agreement may be read as masculine, feminine or neuter as required by the context.  Words of number may be read as singular or plural, as required by the context.  The word “include” and derivatives of that word are used in this Agreement in an illustrative sense rather than a limiting sense.  The word “or” is not exclusive and shall be interpreted as meaning “and/or.”  The words “shall” and “will” are used interchangeably and are intended to have the same meaning.  Where applicable, this Agreement may be referred to as “this Lease.”

16.      Except as otherwise set forth in Section 4, all communications and notices  provided for herein shall be in writing and shall become effective when delivered by facsimile transmission or by personal delivery, Federal Express or other overnight courier or four days following deposit in the United States mail, with correct postage for first-class mail prepaid, addressed to Lessee or Sublessee at their respective addresses set forth above, or else as otherwise directed by the other party from time to time in writing.

17.      If any one or more provisions of this Agreement shall be held invalid, illegal or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provisions shall be replaced by a mutually acceptable provision, which, being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.  To the extent permitted by applicable law, the parties hereby waive any provision of law, that renders any provision of this Agreement prohibited or unenforceable in any respect.

18.      This Agreement is entered into under, and is to be construed in accordance with, the laws of the State of Colorado, without reference to conflicts of laws.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

19.      TRUTH IN LEASING STATEMENT UNDER FAR SECTION 91.23

THE AIRCRAFT, A DASSAULT FALCON 900EX, MANUFACTURER’S SERIAL NO. 74, CURRENTLY REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS N740LM, HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS LEASE.

THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE.  DURING THE DURATION OF THIS LEASE, LIBERTY MEDIA CORPORATION, 12300 LIBERTY BOULEVARD,  ENGLEWOOD,  COLORADO 80112 IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE.

AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS” ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE.

LIBERTY MEDIA CORPORATION, LOCATED AT 12300 LIBERTY BOULEVARD, ENGLEWOOD, COLORADO 80112, THROUGH ITS UNDERSIGNED AUTHORIZED SIGNATORY BELOW, CERTIFIES THAT LESSEE IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

LESSEE SUBLESSEE

LIBERTY MEDIA CORPORATIONLIBERTY TRIPADVISOR HOLDINGS, INC.

By: /s/ Craig TroyerBy: /s/ Craig Troyer

Name:Craig TroyerName:Craig Troyer

Title:Vice PresidentTitle:Vice President

INSTRUCTIONS FOR COMPLIANCE WITH “TRUTH IN LEASING” REQUIREMENTS

1.Mail a copy of the lease to the following address via certified mail, return receipt requested, immediately upon execution of the lease (14 C.F.R. 91.23 requires that the copy be sent within 24 hours after it is signed):

Federal Aviation Administration

Aircraft Registration Branch

ATTN:  Technical Section

P.O. Box 25724

Oklahoma City, Oklahoma  73125

2.Telephone the nearest Flight Standards District Office at least 48 hours prior to the first flight under this lease.

3.Carry a copy of the lease in the aircraft at all times.

FALCON 7X N770LM

AIRCRAFT TIME SHARING AGREEMENT

This Aircraft Time Sharing Agreement (“Agreement”) is entered into as of the 6th day of November, 2015 (“Effective Date”), by and between Liberty Media Corporation, with an address of 12300 Liberty Boulevard,  Englewood,  Colorado 80112 (“Lessor”), and Liberty TripAdvisor Holdings, Inc., with an address of 12300 Liberty Boulevard, Englewood, Colorado 80112 (“Lessee”).

RECITALS

WHEREAS, Lessor is the owner of that certain Dassault Falcon 7X aircraft, bearing manufacturer’s serial number 262 (the “Aircraft”), registered with the Federal Aviation Administration (“FAA”) as N770LM;

WHEREAS, Lessor employs a fully qualified flight crew to operate the Aircraft;

WHEREAS, Lessor desires to lease the Aircraft to Lessee and to provide a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis, as defined in Section 91.501(c)(1) of the Federal Aviation Regulations (“FAR”); and

WHEREAS, the use of the Aircraft by Lessee shall at all times be pursuant to and in full compliance with the requirements of FAR Sections 91.501(b)(6), 91.501(c)(1) and 91.501(d).

NOW, THEREFORE, in consideration of the mutual promises and considerations contained in this Agreement, the parties agree as follows:

1.Lessor agrees to lease the Aircraft to Lessee on a periodic, non-exclusive basis, and to provide a fully qualified flight crew for all operations, pursuant and subject to the provisions of FAR Section 91.501(c)(1) and the terms of this Agreement.  The parties expressly acknowledge and agree that, regardless of any employment, contractual or other relationship of any kind or nature, at all times that the Aircraft is operated under this Agreement, Lessor, as the party furnishing the Aircraft and flight crew and exercising complete control over all phases of aircraft operation, shall be deemed to have operational control of the Aircraft as such term is defined in 14 C.F.R. Section 1.1.    This Agreement will commence on the Effective Date and continue until the first anniversary of the Effective Date.  Thereafter, this Agreement shall be automatically renewed on a month-to-month basis, unless sooner terminated by either party as hereinafter provided.  Either party may at any time terminate this Agreement (including during the initial term) upon 30 days’ prior written notice to the other party.

2.Lessee shall pay Lessor for each flight conducted under this Agreement an amount equal to those charges specifically permitted by FAR Section 91.501(d) and in no event an amount in excess of such charges (the “Time Sharing Charge”), which are as follows:

(a)Fuel, oil, lubricants, and other additives;

(b)Travel expenses of the crew, including food, lodging and ground transportation;

(c)Hangar and tie down costs away from the Aircraft's base of operation;

(d)Insurance obtained for the specific flight;

(e)Landing fees, airport taxes and similar assessments;

(f)Customs, foreign permit, and similar fees directly related to the flight;

(g)In-flight food and beverages;

(h)Passenger ground transportation;

(i)Flight planning and weather contract services; and

(j)An additional charge equal to 100% of the expenses listed in subparagraph (a) of this paragraph.

3.Lessor will pay all expenses related to the operation of the Aircraft when incurred, and will bill Lessee on a monthly basis as soon as practicable after the last day of each calendar month for the Time Sharing Charge for any and all flights for the account of Lessee pursuant to this Agreement during the preceding month.  Lessee shall pay Lessor for all flights for the account of Lessee pursuant to this Agreement within 30 days of receipt of the invoice therefor.  If requested by Lessee, Lessor will provide Lessee with a detailed accounting of the expenses composing the Time Sharing Charge for each flight for the account of Lessee pursuant to this Agreement.  Without limiting the foregoing, amounts payable by Lessee to Lessor under this Agreement may include any federal excise tax that may be imposed under Internal Revenue Code Section 4261 or any similar excise taxes, if any.

4.Lessee will provide Lessor with requests for flight time and proposed flight schedules as far in advance of any given flight as possible, and in any case, at least 24 hours in advance of Lessee’s planned departure unless Lessor otherwise agrees.  Requests for flight time shall be in a form, whether written or oral, mutually convenient to, and agreed upon by the parties.  In addition to the proposed schedules and flight times, Lessee shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by Lessor or Lessor’s flight crew:

(a)proposed departure point;

(b)destinations;

(c)date and time of flight;

(d)the number of anticipated passengers;

(e)the identity of each anticipated passenger;

(f)the nature and extent of luggage and/or cargo to be carried;

(g)the date and time of return flight, if any; and

(h)any other information concerning the proposed flight that may be pertinent or required by Lessor or Lessor’s flight crew.

5.Lessor shall have sole and exclusive authority over the scheduling of the Aircraft, including any limitations on the number of passengers on any flight; provided, however, that Lessor will use commercially reasonable efforts to accommodate Lessee’s needs and to avoid conflicts in scheduling.

6.As between Lessor and Lessee, Lessor shall be solely responsible for securing maintenance, preventive maintenance and required or otherwise necessary inspections on the Aircraft, and shall take such requirements into account in scheduling the Aircraft.  No period of maintenance, preventative maintenance or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft, unless said maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot in command.  The pilot in command shall have final and complete authority to cancel any flight for any reason or condition that in his judgment would compromise the safety of the flight.

7.Lessor shall employ, pay for and provide to Lessee a qualified flight crew for each flight undertaken under this Agreement.

8.In accordance with applicable FARs, the qualified flight crew provided by Lessor will exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder.  Lessee specifically agrees that the flight crew, in its sole discretion, may terminate any flight, refuse to commence any flight or take other action which in the considered judgment of the pilot in command is necessitated by considerations of safety.  No such action of the pilot in command shall create or support any liability for loss, injury, damage or delay to Lessee or any other person.  The parties further agree that Lessor shall not be liable for delay or failure to furnish the Aircraft and crew pursuant to this Agreement when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God or any other event or circumstance beyond the reasonable control of Lessor.

9. (a)At all times during the term of this Agreement, Lessor shall cause to be carried and maintained, at Lessor’s cost and expense, physical damage insurance with respect to the Aircraft, third party aircraft liability insurance, passenger legal liability insurance, property damage liability insurance, and medical expense insurance in such amounts and on such terms and conditions as Lessor shall determine in its sole discretion.  Lessor shall also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss.

(b)Any policies of insurance carried in accordance with this Agreement:  (i) shall name Lessee as an additional insured; (ii) shall contain a waiver by the underwriter thereof of any right of subrogation against Lessee; and (iii) shall require the insurers to provide at least 30 days’ prior written notice (or at least seven days’ in the case of any war-risk insurance) to Lessee if the insurers cancel insurance for any reason whatsoever; provided, however, that the insurers shall provide at least ten days’ prior written notice if the same is allowed to lapse for non-payment of premium.  Each liability policy shall be primary without right of contribution from any other insurance that is carried by Lessee or Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

(c)Lessor shall obtain the approval of this Agreement by the insurance carrier for each policy of insurance on the Aircraft.  If requested by Lessee, Lessor shall arrange for a Certificate of Insurance evidencing the insurance coverage with respect to the Aircraft carried and maintained by Lessor to be given by its insurance carriers to Lessee or will provide Lessee with a copy of such insurance policies.  Lessor will give Lessee reasonable advance notice of any material modifications to insurance coverage relating to the Aircraft.

10.(a)Lessee agrees that the proceeds of insurance will be Lessee’s sole recourse against Lessor with respect to any claims that Lessee may have under this Agreement, except in the event of gross negligence or willful misconduct by Lessor.

(b)   THE PROVISIONS OF THIS SECTION 10 SHALL SURVIVE INDEFINITELY THE TERMINATION OR EXPIRATION OF THE AGREEMENT.

11.Lessee warrants that:

(a)It will not use the Aircraft for the purpose of providing transportation of passengers or cargo in air commerce for compensation or hire, for any illegal purpose, or in violation of any insurance policies with respect to the Aircraft;

(b)It will refrain from incurring any mechanics, international interest, prospective international interest or other lien and shall not attempt to convey, mortgage, assign, lease or grant or obtain an international interest or prospective international interest or in any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; and

(c)It will comply with all applicable laws, governmental and airport orders, rules and regulations, as shall from time to time be in effect relating in any way to the operation and use of the Aircraft under this Agreement.

12.For purposes of this Agreement, the permanent base of operation of the Aircraft shall be Centennial Airport, Englewood, Colorado.

13.A copy of this Agreement shall be carried in the Aircraft and available for review upon the request of the Federal Aviation Administration on all flights conducted pursuant to this Agreement.

14.Lessee shall not assign this Agreement or its interest herein to any other person or entity without the prior written consent of Lessor, which may be granted or denied in Lessor’s sole discretion.  Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, representatives, successors and assigns, and does not confer any rights on any other person.

15.This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any prior understandings and agreements between the parties respecting such subject matter.  This Agreement may be amended or supplemented and any provision hereof waived only by a written instrument signed by all parties.  The failure or delay on the part of any party to insist on strict performance of any of the terms and conditions of this Agreement or to exercise any rights or remedies hereunder shall not constitute a waiver of any such provisions, rights or remedies.  This Agreement may be executed in counterparts, which shall, singly or in the aggregate, constitute a fully executed and binding Agreement.  Words of gender used in this Agreement may be read as masculine, feminine or neuter as required by the context.  Words of number may be read as singular or plural, as required by the context.  The word “include” and derivatives of that word are used in this Agreement in an illustrative sense rather than a limiting sense.  The word “or” is not exclusive and shall be interpreted as meaning “and/or.”  The words “shall” and “will” are used interchangeably and are intended to have the same meaning.  Where applicable, this Agreement may be referred to as “this Lease.”

16.Except as otherwise set forth in Section 4, all communications and notices  provided for herein shall be in writing and shall become effective when delivered by facsimile transmission or by personal delivery, Federal Express or other overnight courier or four days following deposit in the United States mail, with correct postage for first-class mail prepaid, addressed to Lessor or Lessee at their respective addresses set forth above, or else as otherwise directed by the other party from time to time in writing.

17.If any one or more provisions of this Agreement shall be held invalid, illegal or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provisions shall be replaced by a mutually acceptable provision, which, being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.  To the extent permitted by applicable law, the parties hereby waive any provision of law, that renders any provision of this Agreement prohibited or unenforceable in any respect.

18.This Agreement is entered into under, and is to be construed in accordance with, the laws of the State of Colorado, without reference to conflicts of laws.

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19.TRUTH IN LEASING STATEMENT UNDER FAR SECTION 91.23

THE AIRCRAFT, A DASSAULT FALCON 7X, MANUFACTURER’S SERIAL NO. 262, CURRENTLY REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS N770LM, EITHER HAS BEEN DELIVERED FROM ITS MANUFACTURER OR HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS LEASE.

THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE.  DURING THE DURATION OF THIS LEASE, LIBERTY MEDIA CORPORATION, 12300 LIBERTY BOULEVARD,  ENGLEWOOD,  COLORADO 80112 IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE.

AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS” ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE.

LIBERTY MEDIA CORPORATION, LOCATED AT 12300 LIBERTY BOULEVARD, ENGLEWOOD, COLORADO 80112, THROUGH ITS UNDERSIGNED AUTHORIZED SIGNATORY BELOW, CERTIFIES THAT LESSOR IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

LESSOR LESSEE

LIBERTY MEDIA CORPORATIONLIBERTY TRIPADVISOR HOLDINGS, INC.

By: /s/ Craig TroyerBy: /s/ Craig Troyer

Name:Craig TroyerName:Craig Troyer

Title:Vice PresidentTitle:Vice President

INSTRUCTIONS FOR COMPLIANCE WITH “TRUTH IN LEASING” REQUIREMENTS

1.Mail a copy of the lease to the following address via certified mail, return receipt requested, immediately upon execution of the lease (14 C.F.R. 91.23 requires that the copy be sent within 24 hours after it is signed):

Federal Aviation Administration

Aircraft Registration Branch

ATTN:  Technical Section

P.O. Box 25724

Oklahoma City, Oklahoma  73125

2.Telephone the nearest Flight Standards District Office at least 48 hours prior to the first flight under this lease.

3.Carry a copy of the lease in the aircraft at all times.